First Quarter 2026 Investor Supplement
Product Innovation and Developments
•Expanded Bot Management with Content Guard, securing the AI bot landscape by blocking unauthorized AI agents to monetize IP and provide publishers precise control through unmatched visibility into all automated traffic.
•Enhanced the API Security suite by adding prioritization tools, bulk actions, and CI/CD integrations to API Discovery, enabling stronger visibility of "shadow APIs" in enterprise ecosystems.
•Enhanced our Compute & Security offerings by adding popular coding languages to expand security layer utility across diverse developer use cases.
•Launched the Fastly Agent Toolkit, equipping AI coding agents with Fastly-specific "skills" to accelerate the customer development lifecycle, deployment and time-to-value on our platform.
Customer Highlights
•A large social media platform selected Fastly’s full platform to support its API and Video-on-Demand operations in this multimillion dollar ARR win.
•A privacy-first web browser leveraged the Fastly platform to power a native, in-browser VPN.
•A global social media provider selected Fastly in a critical cross-sell win to secure its global API traffic.
•A leading digital payment conglomerate expanded its Fastly footprint by adding 10 new products and services on our platform.
•A multi-national tech company chose Fastly for our network, security and privacy offerings to accelerate and secure their critical workloads.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Revenue by Product (in millions):
Network Services Revenue	$104.2	$107.4	$110.1	$113.3	$114.9	$118.8	$130.8	$126.2
Security Revenue	$25.4	$26.2	$26.9	$26.4	$29.3	$34.0	$35.4	$38.8
Other Revenue	$2.8	$3.6	$3.6	$4.8	$4.5	$5.4	$6.4	$8.0
Total Revenue	$132.4	$137.2	$140.6	$144.5	$148.7	$158.2	$172.6	$173.0
Key Metrics:
Large Customer Count(6)	601	576	596	595	622	627	628	634
Large Customer Revenue %	91%	92%	93%	93%	94%	94%	94%	94%
Top Ten Customer Revenue %	34%	33%	32%	33%	31%	32%	34%	34%
LTM Net Retention Rate (NRR)(2)	110%	105%	102%	100%	104%	106%	110%	113%
Remaining Performance Obligations (RPO)(1)	$220.2	$231.1	$227.6	$225.9	$247.1	$268.0	$353.8	$368.7
Current RPO %(7)	78.0%	78.0%	79.0%	69.0%	76.0%	77.0%	70.0%	75.0%

Exhibit 99.2
Corporate Highlights
•Fastly appointed Joan Jenkins as Chief Marketing Officer to help accelerate global growth and strengthen its leadership in edge computing, security, and AI, bringing the Fastly platform story to a global audience.
•Fastly was named a Leader in “The Forrester Wave™: Edge Development Platforms, Q1 2026 Report,” receiving one of the highest overall evaluation scores and was the only company to receive a "halo” designation, indicating superior customer feedback.

Key Financial & Metrics Highlights
•Total revenue of $173.0 million, representing 20% year-over-year growth highlighted by Security revenue growing 47% year-over-year and representing 22% of total revenue.
•Generated $28.9 million of operating cash flow compared to $17.3 million of operating cash flow in the first quarter of 2025. Generated $4.1 million of positive free cash flow compared to $8.2 million in the first quarter of 2025.
•Remaining Performance Obligations (RPO)1 were $369 million, up 63% from $226 million in the first quarter of 2025.
•Last 12-month net retention rate (LTM NRR)2 increased to 113% in the first quarter from 110% in the fourth quarter of 2025.
Second Quarter and Full Year 2026 Guidance

	Q2 2026	Full Year 2026
Total Revenue (millions)	$170.0 - $176.0	$710.0 - $725.0
Non-GAAP Operating Income (millions)(3)	$12.0 - $16.0	$58.0 - $68.0
Non-GAAP Net Income per share(4)(5)	$0.05 - $0.08	$0.27 - $0.33

Key Metrics
1.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of RPO for all prior periods presented to reflect the correction of this error.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
4.Assumes weighted average diluted shares outstanding of 182.6 million in Q2 2026 and 182.0 million for the full year 2026.
5.Non-GAAP net income (loss) per share is calculated as Non-GAAP net income (loss) divided by weighted average diluted shares for 2026.
6.Our large customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
7.Current RPO % is calculated as RPO expected to be recognized over the next 12 months divided by total RPO. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of current RPO for all prior periods presented to reflect the correction of this error.

Forward-Looking Statements

This investor supplement contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance and shareholder returns, including our outlook and guidance and ability to improve liquidity; our ability to acquire new customers, expand cross-sell opportunities, and grow market share; our ability to enrich our revenue mix with platform enhancements; our ability to accelerate global growth; the performance, capabilities, and expectations regarding customer experiences with Bot Management with Content Guard, the API Security suite, including API Discovery, Next-Gen WAF, Fastly Agent Toolkit and its ability to enable coding agents to work with Fastly, and Object Storage; and Fastly's strategies, platform, and business plans. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly's Annual Report on Form 10-K for the year ended December 31, 2025. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other filings and reports that Fastly may file from time to time with the SEC. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, restructuring charges, gain on modification of lease, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, gain on modification of lease, depreciation and other amortization expenses, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense, executive transition costs, restructuring charges, interest income, interest expense, including amortization of debt discount and issuance costs, other income (expense), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Gain on Modification of Lease: consists of a one-time non-cash charge recognized with respect to the modification of our leases. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense and Related Employer Payroll Taxes: consists of expenses for stock options, restricted stock units, performance awards and other shares issued under our equity incentive plans or our Employee Stock Purchase Plan ("ESPP"), as applicable, and the related employer payroll taxes. Although stock-based compensation and its related employer payroll taxes are expenses for the Company, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because they are expenses not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Revenue	$132,371	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612	$173,021
Cost of revenue(1)	59,470	62,466	65,516	67,676	67,593	65,894	66,652	64,840
Gross profit	72,901	74,740	75,063	76,798	81,116	92,329	105,960	108,181
Operating expenses:
Research and development(1)	35,106	31,884	32,742	37,429	42,221	41,421	41,591	41,972
Sales and marketing(1)	52,959	45,994	50,050	49,313	51,100	49,998	51,023	55,114
General and administrative(1)	28,433	27,173	26,154	28,235	24,323	29,698	28,436	34,990
Impairment expense	3,137	559	448	—	415	—	—	—
Restructuring charges	—	9,720	—	—	—	—	—	—
Total operating expenses	119,635	115,330	109,394	114,977	118,059	121,117	121,050	132,076
Loss from operations	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)	(23,895)
Net gain on extinguishment of debt	—	—	1,365	—	—	—	941	—
Interest income	3,937	3,819	3,267	2,975	3,084	3,080	3,151	2,927
Interest expense	(464)	(473)	(1,231)	(3,173)	(3,164)	(3,161)	(3,201)	(3,306)
Other income (expense), net	193	(317)	(815)	(80)	39	(55)	(625)	(380)
Loss before income taxes	(43,068)	(37,561)	(31,745)	(38,457)	(36,984)	(28,924)	(14,824)	(24,654)
Income tax expense (benefit)	661	455	1,141	691	557	559	681	(4,130)
Net loss	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)
Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	137,444	139,237	141,085	143,284	145,780	148,129	150,324	153,579

__________
(1)Includes stock-based compensation expense as follows:

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Cost of revenue	$2,044	$1,911	$1,910	$1,939	$2,573	$2,861	$2,764	$2,536
Research and development	7,983	7,378	7,922	8,893	11,755	11,915	11,890	10,030
Sales and marketing	7,058	7,113	7,047	6,693	8,176	8,754	9,348	9,353
General and administrative	9,063	8,614	8,066	8,057	3,831	9,599	8,275	13,062
Total	$26,148	$25,016	$24,945	$25,582	$26,335	$33,129	$32,277	$34,981

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Gross profit
GAAP gross profit	$72,901	$74,740	$75,063	$76,798	$81,116	$92,329	$105,960	$108,181
Stock-based compensation expense and related employer payroll taxes(1)	2,044	1,911	1,910	1,939	2,573	2,861	2,764	2,748
Amortization of capitalized stock-based compensation - cost of revenue	1,184	1,338	1,371	1,641	1,581	1,664	1,662	1,688
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	—	—
Non-GAAP gross profit	78,604	80,464	80,819	82,853	87,745	99,329	110,386	112,617
GAAP gross margin	55.1%	54.5%	53.4%	53.2%	54.5%	58.4%	61.4%	62.5%
Non-GAAP gross margin	59.4%	58.6%	57.5%	57.3%	59.0%	62.8%	64.0%	65.1%
Research and development
GAAP research and development	35,106	31,884	32,742	37,429	42,221	41,421	41,591	41,972
Stock-based compensation expense and related employer payroll taxes(1)	(7,983)	(7,378)	(7,922)	(8,893)	(11,755)	(11,915)	(11,890)	(11,388)
Executive transition costs	—	—	—	—	—	(326)	(221)	—
Non-GAAP research and development	27,123	24,506	24,820	28,536	30,466	29,180	29,480	30,584
Sales and marketing
GAAP sales and marketing	52,959	45,994	50,050	49,313	51,100	49,998	51,023	55,114
Stock-based compensation expense and related employer payroll taxes(1)	(7,058)	(7,113)	(7,047)	(6,693)	(8,176)	(8,754)	(9,348)	(10,140)
Amortization of acquired intangible assets	(2,301)	(2,300)	(2,299)	(2,301)	(2,279)	(2,159)	(2,159)	(2,159)
Executive transition costs	—	—	—	—	—	—	—	(262)
Non-GAAP sales and marketing	43,600	36,581	40,704	40,319	40,645	39,085	39,516	42,553
General and administrative
GAAP general and administrative	28,433	27,173	26,154	28,235	24,323	29,698	28,436	34,990
Stock-based compensation expense and related employer payroll taxes(1)	(9,063)	(8,614)	(8,066)	(8,057)	(3,831)	(9,599)	(8,275)	(13,592)
Executive transition costs	—	—	—	(335)	—	(643)	—	(1,061)
Gain on modification of lease	—	—	—	—	736	—	—	—
Non-GAAP general and administrative	19,370	18,559	18,088	19,843	21,228	19,456	20,161	20,337
Operating income (loss)
GAAP operating loss	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)	(23,895)
Stock-based compensation expense and related employer payroll taxes(1)	26,148	25,016	24,945	25,582	26,335	33,129	32,277	37,868
Amortization of capitalized stock-based compensation - cost of revenue	1,184	1,338	1,371	1,641	1,581	1,664	1,662	1,688
Restructuring charges	—	9,720	—	—	—	—	—	—
Executive transition costs	—	—	—	335	—	969	221	1,323
Gain on modification of lease	—	—	—	—	(736)	—	—	—
Amortization of acquired intangible assets	4,776	4,775	4,774	4,776	4,754	4,634	2,159	2,159
Impairment expense	3,137	559	448	—	415	—	—	—
Non-GAAP operating income (loss)	(11,489)	818	(2,793)	(5,845)	(4,594)	11,608	21,229	19,143
Net income (loss)
GAAP net loss	(43,729)	(38,016)	(32,886)	(39,148)	(37,541)	(29,483)	(15,505)	(20,524)
Stock-based compensation expense and related employer payroll taxes(1)	26,148	25,016	24,945	25,582	26,335	33,129	32,277	37,868
Amortization of capitalized stock-based compensation - cost of revenue	1,184	1,338	1,371	1,641	1,581	1,664	1,662	1,688
Restructuring charges	—	9,720	—	—	—	—	—	—
Executive transition costs	—	—	—	335	—	969	221	1,323
Gain on modification of lease	—	—	—	—	(736)	—	—	—
Amortization of acquired intangible assets	4,776	4,775	4,774	4,776	4,754	4,634	2,159	2,159
Net gain on extinguishment of debt	—	—	(1,365)	—	—	—	(941)	—
Impairment expense	3,137	559	448	—	415	—	—	—
Amortization of debt issuance costs	349	358	318	217	217	216	257	401
Non-GAAP net income (loss)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130	$22,915
GAAP net loss per common share — basic and diluted	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)
Non-GAAP net income (loss) per common share — basic	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13	$0.15
Non-GAAP net income (loss) per common share — diluted	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13
Weighted average basic common shares	137,444	139,237	141,085	143,284	145,780	148,129	150,324	153,579
Weighted average diluted common shares	137,444	143,415	141,085	143,284	145,780	161,229	164,074	176,494

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	137,444	139,237	141,085	143,284	145,780	148,129	150,324	153,579
Other dilutive equity awards	—	4,178	—	—	—	13,100	13,750	22,915
Non-GAAP diluted shares	137,444	143,415	141,085	143,284	145,780	161,229	164,074	176,494
Non-GAAP diluted net income (loss) per share	(0.06)	0.03	(0.02)	(0.05)	(0.03)	0.07	0.12	0.13

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Adjusted EBITDA
GAAP net loss	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)
Stock-based compensation expense and related employer payroll taxes(1)	26,148	25,016	24,945	25,582	26,335	33,129	32,277	37,868
Amortization of capitalized stock-based compensation - cost of revenue	1,184	1,338	1,371	1,641	1,581	1,664	1,662	1,688
Gain on modification of lease	—	—	—	—	(736)	—	—	—
Depreciation and other amortization	13,443	13,781	13,911	13,650	13,505	14,101	13,725	10,320
Amortization of acquired intangible assets	4,776	4,775	4,774	4,776	4,754	4,634	2,159	2,159
Amortization of debt discount and issuance costs	349	358	318	217	217	216	257	401
Net gain on extinguishment of debt	—	—	(1,365)	—	—	—	(941)	—
Impairment expense	3,137	559	448	—	415	—	—	—
Executive transition costs	—	—	—	335	—	969	221	1,323
Restructuring charges	—	9,720	—	—	—	—	—	—
Interest income	(3,937)	(3,819)	(3,267)	(2,975)	(3,084)	(3,080)	(3,151)	(2,927)
Interest expense	115	115	913	2,956	2,947	2,945	2,944	2,905
Other (income) expense, net	(193)	317	815	80	(39)	55	625	380
Income tax (benefit) expense	661	455	1,141	691	557	559	681	(4,130)
Adjusted EBITDA	$1,954	$14,599	$11,118	$7,805	$8,911	$25,709	$34,954	$29,463

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Revenue	$132,371	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612	$173,021
Cost of revenue(1)(2)(3)	53,767	56,742	59,760	61,621	60,964	58,894	62,226	60,404
Gross profit(1)(2)	78,604	80,464	80,819	82,853	87,745	99,329	110,386	112,617
Operating expenses:
Research and development(1)(4)	27,123	24,506	24,820	28,536	30,466	29,180	29,480	30,584
Sales and marketing(1)(3)	43,600	36,581	40,704	40,319	40,645	39,085	39,516	42,553
General and administrative(1)(4)(5)	19,370	18,559	18,088	19,843	21,228	19,456	20,161	20,337
Total operating expenses(1)(2)(3)(4)(5)(6)(7)	90,093	79,646	83,612	88,698	92,339	87,721	89,157	93,474
Income (loss) from operations(1)(2)(3)(4)(5)(6)(7)	(11,489)	818	(2,793)	(5,845)	(4,594)	11,608	21,229	19,143
Interest income	3,937	3,819	3,267	2,975	3,084	3,080	3,151	2,927
Interest expense(8)	(115)	(115)	(913)	(2,956)	(2,947)	(2,945)	(2,944)	(2,905)
Other income (expense), net	193	(317)	(815)	(80)	39	(55)	(625)	(380)
Income (loss) before income taxes(1)(2)(3)(4)(5)(6)(7)(8)(9)	(7,474)	4,205	(1,254)	(5,906)	(4,418)	11,688	20,811	18,785
Income tax expense (benefit)	661	455	1,141	691	557	559	681	(4,130)
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)(9)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130	$22,915
Net income (loss) per share attributable to common stockholders, basic	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13	$0.15
Net income (loss) per share attributable to common stockholders, diluted	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	137,444	139,237	141,085	143,284	145,780	148,129	150,324	153,579
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	137,444	143,415	141,085	143,284	145,780	161,229	164,074	176,494

(1)Excludes stock-based compensation expense and related employer payroll taxes. See GAAP to Non-GAAP reconciliations.
(2)Excludes amortization of capitalized stock-based compensation - cost of revenue. See GAAP to Non-GAAP reconciliations.
(3)Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(4)Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(5)Excludes gain on modification of lease. See GAAP to Non-GAAP reconciliations.
(6)Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(7)Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(8)Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(9)Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Assets
Current assets:
Cash and cash equivalents	$147,196	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670
Marketable securities	164,569	90,733	9,707	181,808	238,721	229,780	181,196	183,819
Accounts receivable, net of allowance for credit losses	113,878	116,800	115,988	119,035	117,318	109,184	118,029	130,037
Prepaid expenses and other current assets	25,312	28,011	28,325	26,243	26,137	27,689	26,921	29,560
Total current assets	450,955	453,058	440,195	452,570	464,663	479,784	506,709	490,086
Property and equipment, net	177,058	180,288	179,097	177,876	181,770	182,896	186,785	215,911
Operating lease right-of-use assets, net	52,451	47,700	50,433	48,802	54,001	53,050	52,067	57,697
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	52,676	47,776	42,876	37,976	32,814	28,055	25,771	23,494
Other assets	79,176	72,576	68,402	61,665	59,573	56,461	57,789	55,984
Total assets	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,532	$11,354	$6,044	$9,802	$13,344	$10,829	$17,612	$39,006
Accrued expenses	34,445	40,854	41,622	37,165	45,282	60,421	70,669	45,523
Long-term debt, current	—	—	—	187,871	188,051	188,232	38,557	—
Finance lease liabilities, current	8,178	4,882	2,328	617	80	—	—	—
Operating lease liabilities, current	25,399	23,857	25,155	26,988	23,673	23,676	24,427	28,107
Deferred revenue	—	—	—	—	—	—	35,234	39,560
Other current liabilities	35,748	33,261	29,307	38,442	42,373	45,757	7,499	11,244
Total current liabilities	109,302	114,208	104,456	300,885	312,803	328,915	193,998	163,440
Long-term debt, net	344,167	344,498	337,614	149,874	149,883	149,893	323,282	323,620
Operating lease liabilities, non-current	44,634	40,565	39,561	36,615	48,577	47,106	43,921	46,019
Other long-term liabilities	3,382	3,029	4,478	4,848	9,267	7,723	8,698	3,303
Total liabilities	501,485	502,300	486,109	492,222	520,530	533,637	569,899	536,382
Stockholders’ equity:
Common stock	3	3	3	3	3	3	3	3
Additional paid-in capital	1,903,374	1,929,397	1,958,157	1,989,108	2,012,312	2,035,956	2,044,103	2,112,577
Accumulated other comprehensive loss	(282)	(22)	(100)	(130)	(169)	(12)	(41)	(423)
Accumulated deficit	(921,908)	(959,924)	(992,810)	(1,031,958)	(1,069,499)	(1,098,982)	(1,114,487)	(1,135,011)
Total stockholders’ equity	981,187	969,454	965,250	957,023	942,647	936,965	929,578	977,146
Total liabilities and stockholders’ equity	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Cash flows from operating activities:
Net loss	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,318	13,656	13,786	15,167	14,962	15,639	15,263	11,892
Amortization of intangible assets	4,900	4,900	4,900	4,900	4,878	4,759	2,284	2,277
Non-cash lease expense	5,800	5,463	5,655	5,655	5,694	5,476	5,620	6,198
Amortization of debt discount and issuance costs	349	358	316	217	217	216	256	401
Amortization of deferred contract costs	4,531	4,773	4,746	4,850	4,847	4,869	4,803	4,758
Stock-based compensation	26,148	25,016	24,945	25,582	26,335	33,129	32,277	34,981
Deferred income taxes	333	339	893	422	327	289	395	(4,330)
Provision for credit losses	393	1,054	1,434	946	1,048	1,236	951	1,518
Loss on disposals of property and equipment	45	—	96	—	(43)	—	229	276
Accretion of discounts on investments	(1,244)	(1,064)	(507)	(626)	(1,356)	(1,305)	(1,416)	(798)
Impairment of operating lease right-of-use assets	—	371	—	—	—	—	—	—
Impairment expense	3,137	559	448	—	415	—	—	—
Net gain on extinguishment of debt	—	—	(1,365)	—	—	—	(941)	—
Other adjustments	(178)	520	(897)	376	(84)	(189)	446	(218)
Changes in operating assets and liabilities:
Accounts receivable	(6,754)	(3,976)	(622)	(3,993)	669	6,898	(9,796)	(13,526)
Prepaid expenses and other current assets	(2,131)	(2,589)	(207)	2,216	121	(1,526)	768	(2,639)
Other assets	(3,210)	(2,705)	(4,140)	(2,095)	(6,076)	(4,820)	(6,554)	1,350
Accounts payable	(341)	4,754	(3,903)	2,575	3,446	(2,741)	1,209	6,812
Accrued expenses	1,911	2,707	1,220	(3,383)	1,577	1,339	20	3,523
Operating lease liabilities	(4,406)	(7,329)	(7,200)	(5,556)	(2,332)	(5,774)	(7,045)	(5,809)
Other liabilities	(3,820)	(3,789)	(1,492)	9,183	8,694	912	(830)	2,724
Net cash provided by (used in) operating activities	(4,948)	5,002	5,220	17,288	25,798	28,924	22,434	28,866
Cash flows from investing activities:
Purchases of marketable securities	(60,249)	(37,902)	—	(179,486)	(93,440)	(79,136)	(37,775)	(179,340)
Sales of marketable securities	—	—	—	—	—	18,128	7,808	—
Maturities of marketable securities	77,597	113,032	81,480	7,969	37,836	71,417	79,954	177,143
Advance payment for purchase of property and equipment	(790)	—	—	—	—	—	—	—
Purchases of property and equipment	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)
Proceeds from sale of property and equipment	24	—	—	—	44	—	—	—
Capitalized internal-use software	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)
Net cash provided by (used in) investing activities	7,991	66,316	70,909	(178,885)	(69,954)	(344)	36,151	(26,954)
Cash flows from financing activities:
Repayment of convertible senior notes	—	—	—	—	—	—	—	(38,593)
Proceeds from issuance of convertible notes	—	—	—	—	—	—	180,000	—
Payments of issuance costs for convertible notes	—	—	(5,729)	—	—	—	(5,924)	(502)
Cash paid for debt extinguishment	—	—	—	—	—	—	(148,875)	—
Payments for purchase of capped calls	—	—	—	—	—	—	(18,162)	—
Repayments of finance lease liabilities	(4,236)	(3,296)	(2,554)	(1,711)	(537)	(80)	—	—
Payment of deferred consideration for business acquisitions	(3,771)	—	—	—	—	—	—	—
Proceeds from exercise of vested stock options	180	19	805	408	279	71	286	1,043
Proceeds from employee stock purchase plan	1,034	2,168	161	2,131	1,240	2,106	1,529	2,279
Net cash provided by (used in) financing activities	(6,793)	(1,109)	(7,317)	828	982	2,097	8,854	(35,773)
Effects of exchange rate changes on cash and cash equivalents	(13)	109	(151)	78	177	(33)	(7)	(32)
Net increase (decrease) in cash and cash equivalents	(3,763)	70,318	68,661	(160,691)	(42,997)	30,644	67,432	(33,893)
Cash and cash equivalents at beginning of period	150,959	147,196	217,514	286,175	125,484	82,487	113,131	180,563
Cash and cash equivalents at end of period	$147,196	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670

Free Cash Flow
(in thousands, unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net cash provided by (used in) operating activities	$(4,948)	$5,002	$5,220	$17,288	$25,798	$28,924	$22,434	$28,866
Capital expenditures(1):
Purchases of property and equipment	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)
Proceeds from sale of property and equipment	24	—	—	—	44	—	—	—
Capitalized internal-use software	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)
Repayments of finance lease liabilities	(4,236)	(3,296)	(2,554)	(1,711)	(537)	(80)	—	—
Advance payment for purchase of property and equipment	(790)	—	—	—	—	—	—	—
Free Cash Flow	$(18,541)	$(7,108)	$(7,905)	$8,209	$10,911	$18,091	$8,598	$4,109
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.